EXHIBIT 10.3


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (1) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO FIELDWORKS, INCORPORATED THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (2) SUCH REGISTRATION.

THIS WARRANT AND THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT ARE SUBJECT TO A PURCHASE AND OPTION AGREEMENT DATED JUNE 29, 2000, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH PURCHASE AGREEMENT PROVIDES, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS UPON THE EXERCISE, SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE.

                            FIELDWORKS, INCORPORATED

                                     WARRANT
                                   TO PURCHASE
                             SHARES OF COMMON STOCK


         For value received, FWRKS Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Kontron Embedded Computers AG, a German corporation (together with its successors or assigns, the "Holder"), is entitled to purchase from FieldWorks, Incorporated, a Minnesota corporation (the "Company"), up to 1,250,000 fully paid and nonassessable shares of the Company's common stock, $.001 par value per share (the "Common Stock"), or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this Warrant, at the price of $1.00 per share, subject to adjustments as noted below (the "Exercise Price").

         This Warrant is being issued by the Company pursuant to a Purchase and Option Agreement (the "Purchase Agreement"), dated June 29, 2000, between the Company and FWRKS Acquisition Corp. Subject to Section 10.1 of the Purchase Agreement, this Warrant may be exercised by Holder at any time or from time to time prior to the close of business on November 15, 2000. Notwithstanding anything to the contrary herein, if the Closing Date (as such term is defined in the Purchase Agreement) does not occur on or prior to November 15, 2000, this Warrant shall not vest and shall immediately terminate.

         This Warrant is subject to the following terms and conditions:

         1. Exercise. The rights represented by this Warrant may be exercised by the Holder, in whole or in part, by written election, in the form set forth below, by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company, and by payment to it by cash, certified check or bank draft of the Exercise Price for the shares to be purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Exercise Price. Certificates for the shares of stock so purchased, bearing the restrictive legend set forth at the end of this Warrant, shall be delivered to the Holder within 15 days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder hereof within such time.

         2. Payment of Exercise Price. The Exercise Price may either be paid as described in Section 1 above or, at Holder's option, all or any portion of the Exercise Price may be paid (i) by delivery by the Holder to the Company of such principal amount of Notes (as defined in the Purchase Agreement) which, together with accrued interest thereon, equals or exceeds the aggregate Exercise Price, in which case the Company shall issue a replacement Note to the Holder for any amount in excess of such Exercise Price, or (ii) by surrendering a portion of the shares issuable upon exercise of this Warrant. In the latter case, the value of the shares so surrendered shall be the closing price of the Common Stock on the date of Holder's notice of exercise, or, if the Common Stock is not then listed or admitted for trading on any national securities exchange or automated quotation system or quoted in the over-the-counter market, the fair value thereof (as of a date that is within 20 days of the date as of which the determination is to be made) determined in good faith by the Board of Directors of the Company.

         3. Shares. All shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. Adjustment. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided in this Section 4:

                  (a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such share of Common Stock.

                  (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder if Holder had exercised this Warrant and had received such shares of Common Stock immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and delivered to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

                  (c) If and whenever the Company shall (1) issue or sell any shares of its Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issuance or sale, (2) issue or sell any warrants, options or other rights to acquire shares of its Common Stock (each, an "Option") at a purchase price less than the Exercise Price in effect immediately prior to the time of such issuance or sale or (3) issue or sell any other securities that are convertible into shares of its Common Stock (each, a "Convertible Security") for a purchase or exchange price less than the Exercise Price in effect immediately prior to the time of such issuance or sale (except for the issuance or sale of shares of the Company's Common Stock pursuant to stock option plans, purchase plans or other employee stock incentive programs adopted by the Board prior to the date hereof), then, upon such issuance or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (1) the number of shares of the Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price and (2) the consideration, if any, received by the Company upon such issue or sale plus the consideration to be received by the Company upon the exercise of such Options by (B) an amount equal to the sum of (1) the number of shares of its Common Stock outstanding immediately prior to such issue or sale and (2) the number of its shares of Common Stock thus issued or sold or issuable or saleable upon the exercise of such Options or the conversion of such Convertible Securities; provided, however, that in the event that any such Option expires or is terminated prior to the exercise of this Warrant, the Exercise Price shall be recalculated by deleting such Option and provided further that if an adjustment is made to the Exercise Price as a result of the issuance or sale of any such Options or Convertible Securities, no further adjustment shall be made to the Exercise Price at the time such Options are exercised or Convertible Securities are converted.

                  (d) Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (e) If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor (net of discounts, commissions and related expenses). If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving company, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Company and Holders representing a majority of the holders of the Warrants issued pursuant to the Purchase Agreement. If such parties are unable to reach agreement within a reasonable period of time, the Holders representing a majority of the holders of the Warrants issued pursuant to the Purchase Agreement may, upon a reasonable good faith determination by such Holder that an appraisal is necessary, request in a timely manner that the fair value of such consideration be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Company and the registered Holder of this Warrant. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Company.

                  (f) In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.001.

                  (g) In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences or indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holder of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to the record date for such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 4(g).

                  (h) Upon any adjustment of the Exercise Price, the Company shall give prompt written notice thereof to the Holder stating the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

         6. Exchange and Replacement of Warrant. Each certificate representing a Warrant is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant certificate of like tenor and date representing in the aggregate the right to purchase the same number of securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant certificate, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant certificate of like tenor, in lieu thereof.

         7. No Avoidance or Impairment. The Company will not, by amendment of its Articles of Incorporation, including, without limitation, amendment of the par value of its Common Stock, or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock (otherwise than upon exercise of this Warrant) or sale of assets, by effecting any subdivision of or stock split or stock dividend with respect to its Common Stock, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions in this Warrant to be observed or performed by the Company. The Company will at all times in good faith assist, insofar as it is able, in the carrying out of all of the provisions of this Warrant (including, but not limited to, the provisions of Section 4) in a reasonable manner and in the taking of all other action that may be necessary in order to protect the rights of the Holder, including, but not limited to protection against dilution in the manner required by the provisions of this Warrant. In the event that the Company shall after the date hereof issue securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Warrant either shares of Common Stock or a like number of such securities with greater or superior voting rights.

         8. No Rights as Shareholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         9. Registration Rights. The Holder shall be entitled to the benefit of the provisions of that certain Registration Rights Agreement between the Company and FWRKS Acquisition Corp. dated June 29, 2000.

         10. Transfer. Subject to certain restrictions set forth in the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed to any person or entity who represents in writing that such person or entity is acquiring the Warrant for investment and without any view to the sale or other distribution thereof. Each holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes. Any transferee of this Warrant and any rights hereunder, by acceptance thereof, agrees to assume all of the obligations of the Holder and to be bound by all of the terms and provisions of this Warrant.

         11. Notices. All demands and notices to be given hereunder shall be delivered or sent by first class mail, postage prepaid; in the case of the Company, addressed to its corporate headquarters, Attention: Chief Financial Officer, 7631 Anagram Drive, Eden Prairie, MN 55344, until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address written below, until a new address shall have been substituted by like notice.

[The remainder of this page intentionally is left blank; signature page follows]

         IN WITNESS WHEREOF, the Company has caused this warrant to be executed and delivered by a duly authorized officer.

Dated: June 29, 2000


                                        FIELDWORKS, INCORPORATED



                                        By         /s/  David G. Mell
                                            ------------------------------------
                                            Name:  David G. Mell
                                            Title: President and Chief
                                                   Executive Officer

                             RESTRICTION ON TRANSFER

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement or exemption from registration under the foregoing laws. Accordingly, the shares represented by this certificate may not be sold, transferred or otherwise disposed of without (i) an opinion of counsel reasonably satisfactory to FieldWorks, Incorporated that such sale, transfer or other disposition may lawfully be made without registration under the Securities Act of 1933 and applicable state securities laws or (ii) such registration.

                                WARRANT EXERCISE

                (To be signed only upon exercise of this warrant)

         The undersigned, the Holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, __________ shares of common stock of FieldWorks, Incorporated, to which such warrant relates and herewith makes payment herewith in full therefore at a price per share provided by such Warrant. The undersigned hereby requests that the certificates for such shares be issued in the name of, and be delivered to ____________________, whose address is set forth below the signature of the undersigned.

Dated: ____________________

                                      -----------------------------------------
                                      Name:
                                      Title:

If shares are to be issued            Social Security or other Tax
other than to Holder:                 Identification No.





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Please print present name and address

                               WARRANT ASSIGNMENT

                (To be signed only upon transfer of this warrant)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ the right represented by the foregoing warrant to purchase the shares of common stock of FieldWorks, Incorporated, and appoints ____________________ attorney to transfer such right on the books of FieldWorks, Incorporated, with full power of substitution in the premises.

Dated:__________________________


                                       ----------------------------------------
                                       Name:
                                       Title:

-------------------------------------  Social Security or other Tax
                                       Identification No.

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Please print present name and complete address